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EXHIBIT 24
                                POWER OF ATTORNEY

     We, the undersigned directors of the O'Gara Company (the "Company") hereby appoint Wilfred T. O'Gara and Nicholas P. Carpinello or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and as the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 including, without limitation, signing for us or any of us, in our names as directors of the Company, such Form 10-K any and all amendments thereto, and we hereby ratify and conform all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1934, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 24th day of March 1997.

Signature                                                   Title
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/s/ Thomas M. O'Gara                                       Director
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Thomas M. O'Gara


/s/ Wilfred T. O'Gara                                      Director
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Wilfred T. O'Gara


/s/ Raymond E. Mabus                                       Director
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Raymond E. Mabus


/s/ Hugh E. Price                                          Director
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Hugh E. Price


/s/ Jerry E. Ritter                                        Director
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Jerry E. Ritter


/s/ William S. Sessions                                    Director
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William S. Sessions



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